SECURITIES AND EXCHANGE COMMISSION

                      CityplaceWashington, StateD.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): APRIL 30, 2007
                                                         --------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



     000-33005
                  StateplaceNEVADA     ---------     52-2312117
        ----------------------     (Commission     ----------------------
  (State of incorporation or organization)     File Number)     (I.R.S. Employer
                             Identification Number)




             P. O. Box 23542, Tampa, Florida                   33623
         ---------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 200-3341
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICERS
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     On April 30, 2007, Premier accepted the resignation of its Treasurer,
Secretary and Board member Michael Hume.

Mr. Hume cited his desire to pursue employment opportunities elsewhere considering Premier no longer has ongoing operations and has never compensated Mr. Hume for his services.

     A copy Mr. Hume's letter of resignation is attached hereto as Exhibit 17.1 and is hereby incorporated by reference.

     Following Mr. Hume's resignation, Premier's only remaining officer and director, J. Scott Sitra, assumed the additional roles of Secretary and Treasurer. Mr. Sitra is now Premier's sole officer and director.


ITEM 7.01     REGULATION FD DISCLOSURE
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Litigation and Potential Bankruptcy Filing

     In a Form 8-K filing on March 9, 2007 Premier disclosed it would be forced to seek bankruptcy protection if Mr. Adam Barnett succeeded in obtaining a "default judgment" in the ongoing litigation brought by Mr. Barnett. Mr. Barnett did succeed in obtaining the substantial default judgment predicted in that SEC filing.

     Since the date of this default judgment Premier has been able to retain legal counsel and successfully filed a Motion for New Trial that will be heard by the Court on May 22, 2007, unless otherwise rescheduled by the Court. It is possible that Mr. Barnett's default judgment could get overturned at this hearing. If Premier is successful in overturning Mr. Barnett's default judgment there will be no need to file for bankruptcy protection. As such, Premier will wait until after this hearing to determine if it will be forced into bankruptcy proceedings or not.

Audit Delays and Inevitable Delisting

     Premier has not initiated the audit process for the fiscal year ended December 31, 2006. Therefore it is inevitable that Premier's common stock, class A, $0.004 par value that is currently traded on the OTC Bulletin Board under the symbol "PDIVE" will be involuntarily delisted from that exchange on or about May 18, 2007. Its shares may or may not continue to trade on the NQB Pink Sheets.

     If Premier is successful in overturning Mr. Barnett's default judgment it will commence the audit process as quickly as possible and file its delinquent Form 10-KSB for the fiscal year ended December 31, 2006 and soon-to-be delinquent Form 10-QSB for the three months ended March 31, 2007. Afterwards its common stock should return to trading on the OTC Bulletin Board. Otherwise, if Premier is unsuccessful in overturning the default judgment, it will undertake a bankruptcy filing and voluntarily delist its common stock from trading on any and all secondary markets it may still be traded on.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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(c)           Exhibit.

17.1          Michael Hume's Resignation Letter dated April 30, 2007.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREMIER DEVELOPMENT & INVESTMENT, INC.
                                   --------------------------------------
                                   (Registrant)



Date: April 30, 2007               /s/ J. Scott Sitra
                                   --------------------------------------
                                   J. Scott Sitra
                                   President, Chairman, Treasurer,
                                   Chief Executive Officer and Secretary



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